EXHIBIT 10.1.5
NINTH AMENDMENT TO THE AMENDED AND RESTATED
KAYDON CORPORATION
EMPLOYEE STOCK OWNERSHIP AND THRIFT PLAN
     AMENDMENT to the above Plan made by the duly authorized officers of the Company effective January 1, 2007.
1.	Recitation. The Employer has determined that an amendment to the Plan is desirable to add Spirolox, Inc. as an adopting Employer under the Plan.

2.	Amendment. The Plan is amended at Section 1.1(d) and the List of Participating Employers to add Spirolox, Inc. as an adopting Employer under the Plan.

3.	Substitution. The Amendment is incorporated in revised plan pages which are attached to this Amendment. The pages have been substituted for their respective counterparts in the Plan as amended. The pages deleted shall be preserved, attached to the Amendment and marked in the upper right hand corner to indicated that they were AMENDED by this Amendment.

KAYDON CORPORATION
By	/s/ James O’Leary
James O’Leary
Its President and Chief Executive Officer

And
/s/ John F. Brocci
John F. Brocci
Its Secretary

KSOP 1.07
KAYDON CORPORATION
EMPLOYEE STOCK OWNERSHIP AND THRIFT PLAN
     On this 19th day of February, 2002, Kaydon Corporation and the Affiliated Employers approved by the Board of Directors of Kaydon Corporation as Participating Employers identified in the Appendix of Participating Employers (the Employer), amend and restate the Kaydon Corporation Employee Stock Ownership and Thrift Plan (the Plan).
ARTICLE I
Establishment
     1.1 Effective Date. This amendment and restatement is generally effective on the first day of the 1997 Plan Year, January 1, 1997. Whether or not explicitly stated, certain provisions are effective on other dates as required by GUST.
     (a) Special Effective Dates. Certain provisions are effective as specified in Appendix A.
     (b) Original Effective Date. The Plan was originally effective January 1, 1983.
     (c) Ring & Seal. The Plan was adopted by Kaydon Ring & Seal, Inc. effective January 1, 1987.
     (d) Spirolox. The Plan was adopted by the Spirolox Division of Kaydon Corporation effective January 1, 1988 and by Spirolox, Inc. effective January 1, 2007.
     (e) Cooper Bearing. The Plan was adopted by The Cooper Split Roller Bearing Corp. effective July 1, 1992.
     (f) ITI. The Plan was adopted by Industrial Tectonics Inc effective April 1, 1994.
     (g) Custom Filtration. The Plan was adopted by Kaydon Custom Filtration Corporation effective March 23, 2001.
     1.2 Qualification Intent. The Plan is intended to qualify as a 401(k) profit sharing and stock bonus plan and, with respect to certain of the accounts, as a PAYSOP or TRASOP under Sections 401(a), 401(k), 409 and 501(a) of the Internal Revenue Code of 1986, as amended (the Code), and as an employee pension benefit plan under the Employee Retirement Income Security Act of 1974, as amended (ERISA).

KSOP 1.07

KAYDON CUSTOM FILTRATION CORPORATION
By	/s/ John F. Brocci
John F. Brocci
Its Secretary

SPIROLOX, INC.
By	/s/ John F. Brocci
John F. Brocci
Its Secretary

KSOP 1.07
APPENDIX OF PARTICIPATING EMPLOYERS
Kaydon Ring & Seal, Inc.
The Cooper Split Roller Bearing Corp.
Industrial Tectonics Inc
Canfield Technologies, Inc.
Tridan International, Inc.
Indiana Precision, Inc.
Kaydon Custom Filtration Corporation
Spirolox, Inc.

KSOP 1.07
REPLACED BY AMENDMENT NINE
EFFECTIVE JANUARY 1, 2007
KAYDON CORPORATION
EMPLOYEE STOCK OWNERSHIP AND THRIFT PLAN
     On this 19th day of February, 2002, Kaydon Corporation and the Affiliated Employers approved by the Board of Directors of Kaydon Corporation as Participating Employers identified in the Appendix of Participating Employers (the Employer), amend and restate the Kaydon Corporation Employee Stock Ownership and Thrift Plan (the Plan).
ARTICLE I
Establishment
     1.1 Effective Date. This amendment and restatement is generally effective on the first day of the 1997 Plan Year, January 1, 1997. Whether or not explicitly stated, certain provisions are effective on other dates as required by GUST.
     (a) Special Effective Dates. Certain provisions are effective as specified in Appendix A.
     (b) Original Effective Date. The Plan was originally effective January 1, 1983.
     (c) Ring & Seal. The Plan was adopted by Kaydon Ring & Seal, Inc. effective January 1, 1987.
     (d) Spirolox. The Plan was adopted by the Spirolox Division of Kaydon Corporation effective January 1, 1988.
     (e) Cooper Bearing. The Plan was adopted by The Cooper Split Roller Bearing Corp. effective July 1, 1992.
     (f) ITI. The Plan was adopted by Industrial Tectonics Inc effective April 1, 1994.

KSOP 1.07
     (g) Custom Filtration. The Plan was adopted by Kaydon Custom Filtration Corporation effective March 23, 2001.
     1.2 Qualification Intent. The Plan is intended to qualify as a 401(k) profit sharing and stock bonus plan and, with respect to certain of the accounts, as a PAYSOP or TRASOP under Sections 401(a), 401(k), 409 and 501(a) of the Internal Revenue Code of 1986, as amended (the Code), and as an employee pension benefit plan under the Employee Retirement Income Security Act of 1974, as amended (ERISA).

KAYDON CUSTOM FILTRATION CORPORATION
By	/s/ John F. Brocci
John F. Brocci
Its Secretary